CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in each Statement of Additional Information constituting part of this Post-Effective Amendment No. 4 to the Registration Statement No. 33-83750 on Form N-4 (the "Registration Statement") of our report dated February 7, 1996, relating to the financial statements of The Equitable Life Assurance Society of the United States Separate Account No. 45, and our report dated February 7, 1996, relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States, and to the incorporation by reference of our reports into each Prospectus which constitute part of this Registration Statement. We also consent to the references to us under the heading "Custodian and Independent Accountants" in each Statement of Additional Information and to the references to us under the heading "Independent Accountants" in each Prospectus.


/s/ Price Waterhouse LLP
-------------------------

Price Waterhouse LLP
New York, New York
October 15, 1996